UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)

September 4, 2003

Commission File Number 0-24395

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California

94-2450490

(State or Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

400 Valley Drive Brisbane, California 94005
(Address of principal executive offices)
Telephone: (415) 715-3900

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1. Press Release dated September 4, 2003.

Item 9. Regulation FD Disclosure

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

(a)  On September 4, 2003, bebe stores, inc.(the “Company”) issued a press release announcing the Company’s August 2003 sales. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated September 4, 2003

bebe stores, inc.

/s/	John Kyees

John Kyees, Chief Financial Officer and Chief Administrative Officer